DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
DREYFUS MUNICIPAL INCOME, INC.
DREYFUS NEW YORK MUNICIPAL INCOME, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders:

     The Annual Meeting of Stockholders of each of Dreyfus California Municipal Income, Inc., Dreyfus Municipal Income, Inc. and Dreyfus New York Municipal Income, Inc. (each, a “Fund” and, collectively, the “Funds”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, May 21, 2004 at 10:00 a.m., for the following purposes:

1.	To elect two Class II Directors to serve for a three-year term for each Fund and until their successors are duly elected and qualified.
2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on March 19, 2004 will be entitled to receive notice of and to vote at the meeting.

New York, New York
April 20, 2004

WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
DREYFUS MUNICIPAL INCOME, INC.
DREYFUS NEW YORK MUNICIPAL INCOME, INC.

COMBINED PROXY STATEMENT

Annual Meeting of Stockholders
to be held on Friday, May 21, 2004

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus California Municipal Income, Inc. (“DCMI”), Dreyfus Municipal Income, Inc. (“DMI”) and Dreyfus New York Municipal Income, Inc. (“DNYMI”) (each, a “Fund” and, collectively, the “Funds”) to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, May 21, 2004 at 10:00 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on March 19, 2004 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If a proposal is approved by stockholders of one Fund and not approved by stockholders of any other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return each face="serif">proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by a proxy given later. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby cancelling any proxy previously given. As of March 19, 2004 the Funds had outstanding the following number of shares:

	Common	Auction Preferred
Name of Fund	Stock Outstanding	Stock Outstanding

DCMI	4,572,972	None
DMI	20,487,842	4,000
DNYMI	3,821,501	None

     It is estimated that proxy materials will be mailed to stockholders of record on or about April 23, 2004. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. Copies of each Fund’s most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-334-6899.

     A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of a Fund’s shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. DMI is the only Fund with two classes of capital stock: Common Stock, par value $0.001 per share (the “Common Stock”), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the “APS”). The APS is further divided into Series A and Series B. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS.

PROPOSAL 1: ELECTION OF DIRECTORS

     Each Fund’s Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of two Class II Directors to serve for three-year terms and until their respective successors are duly elected and qualified. The individual nominees (the “Nominees”) proposed for election are listed below. Each Nominee currently serves as a Director of the Funds. Each Nominee has consented to being named in this proxy statement and has agreed to continue to serve as a Board member of each Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund’s Continuing Directors, information on each Nominee’s and Continuing Director’s ownership of Fund shares and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to all Funds.

     Under the terms of DMI’s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two directors of DMI. The APS designees are Whitney I. Gerard and George L. Perry. Mr. Gerard is currently a nominee up for election as a Class II Director. Mr. Perry was elected as a Class III Director in May 2002 with a term that expires in 2005.

     Voting with regard to the election of Directors will be as follows: stockholders of DCMI and DNYMI will vote with regard to the election of each Class II Director for each such Fund; for DMI, holders of Common Stock and APS will vote together as a single class with respect to the election of Class II Director Arthur A. Hartman, but APS holders will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Class II Director Whitney I. Gerard, who is nominated to represent the APS of DMI.

     The persons named as proxies on the accompanying proxy card(s) intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     None of the Nominees or Continuing Directors are “interested persons” of any of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As independent directors of investment companies, they play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser and other service providers. The following tables present information about the Nominees including their principal occupations and other board memberships and affiliations. The address of each Nominee is 200 Park Avenue, New York, New York 10166.

DMI, DCMI and DNYMI — Nominees for Class II				Director with Term Expiring in 2007

Name (Age) of Nominee			Principal Occupation	Other Board Memberships
Position with Fund (Since)			During Past 5 Years	and Affiliations

WHITNEY I. GERARD	(69)		Partner of Chadbourne & Parke, LLP	None
(APS Designee for DMI)
Class II	Director of each Fund	(1988)

ARTHUR A. HARTMAN	(77)		Chairman of First NIS Regional	APCO Associates Inc.,
Class II	Director of each Fund	(1989)	Fund (ING/Barings	Senior Consultant
			Management) and New Russia
			Fund Advisory Council Member
			to Barings Vostok

     Each Fund has standing audit, nominating and compensation committees, each comprised of its Directors who are not “interested persons” of the Fund, as defined in the 1940 Act. The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board of Directors’ oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent auditors’ qualifications, independence and performance. A copy of the Funds’ Audit Committee Charter, which describes the audit committee’s purposes, duties and powers, is attached as Exhibit B to this proxy statement.

     Each Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board of Directors for election or appointment by the Board and for election by stockholders. Each nominating committee member is “independent” as defined by the American Stock Exchange. A copy of the Funds’ Nominating Committee Charter and Procedures is attached as Exhibit C to this proxy statement (the “Nominating Committee Charter”). In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166, and including information regarding the recommended nominee as specified in the Nominating Committee Charter.

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board. Each Fund also has a standing pricing committee comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund’s investments.

     Each Fund’s audit committee met four times, and each Fund’s pricing, nominating and compensation committees did not meet during the Fund’s last fiscal year.

     Each Fund Director also serves as a director of other funds in the Dreyfus fund complex. Annual retainer fees and attendance fees are allocated on the basis of net assets, with the Chairman of the Board of Directors, Joseph S. DiMartino, receiving an additional 25% of such compensation. The Fund reimburses Directors for their expenses. Emeritus Directors, if any, are entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid to them as Directors. The Funds had no Emeritus Directors as of the date of this proxy statement. The Funds do not pay any other remuneration to their officers or Directors, and none of the Funds has a bonus, pension, profit-sharing or retirement plan.

     The aggregate amount of compensation paid to each Nominee by each Fund for the fiscal year ended September 30, 2003 and by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Nominee’s total compensation) for the year ended December 31, 2003, was as follows:

	Aggregate	Aggregate	Aggregate	Total Compensation from
	Compensation from	Compensation from	Compensation from	the Funds and Fund Complex
Name of Nominee	DMI*	DCMI*	DNYMI*	Paid to Nominees (**)

Whitney I. Gerard	$1,250	$172	$146	$98,000 (37)
Arthur A. Hartman	$1,250	$172	$146	$90,500 (37)
*	Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,124, $810 and $1,948 for DMI, DCMI and DNYMI, respectively, for all Directors as a group.
**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee serves as a Board member.

     For each Fund’s most recent fiscal year, the number of Board meetings held and the aggregate amount of compensation paid by the Fund to each Continuing Director and by all funds in the Dreyfus Family of Funds for which such person is a Board member are set forth in Exhibit A. Certain other information concerning each Fund’s Directors and officers also is set forth in Exhibit A.

Required Vote

     The election of a Nominee for each Fund requires the affirmative vote of a plurality of votes cast at the Fund’s meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Auditors

     The 1940 Act requires that each Fund’s independent auditors be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on November 19, 2003, each Fund’s audit committee approved and each Fund’s Board, including a majority of those Directors who are not “interested persons” of the Fund, ratified the selection of Ernst & Young LLP (“E&Y”) as the Fund’s independent auditors for the fiscal year ending September 30, 2004. E&Y, a major international accounting firm, has acted as auditors of each Fund since the Fund’s organization. After reviewing the Fund’s audited financial statements for the fiscal year ended September 30, 2003, each Fund’s audit committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to stockholders. A copy of the committee’s report is attached as Exhibit D to this proxy statement.

Independent Auditor Fees and Services

     The following chart reflects fees to E&Y in each Fund’s last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the relevant Fund), such fees represent only those fees that required pre-approval by the audit committee. Certain of such services were not pre-approved prior to May 6, 2003, when the pre-approval requirement became applicable. On and after May 6, 2003, 100% of all services provided by E&Y were pre-approved as required. (For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.)

	DCMI[1]		DMI	[1]	DNYMI[1]		Service Affiliates[1]

Audit Fees	$24,900/$	23,700	$28,900/$	30,200	$22,500/$	23,600	N/A
Audit-Related Fees[2]	$4,500/$	4,500	$24,500/$	12,500	$4,500/$	4,500	$15,000/$	288,500
Tax Fees3)	$2,666/$	2,932	$2,666/$	2,932	$2,666/$	2,932	$0/$	0
Aggregate Non-Audit Fees[4]	$0/$	0	$0/$	0	$0/$	0	$471,337/$	521,764

1 Fiscal years ended September 30, 2002/September 30, 2003.

2 Services to the Fund consisted of (i) agreed-upon procedures related to compliance with basic maintenance requirements for auction preferred stock; and (ii) security counts required by Rule 17f-2 under the 1940 Act.

3 Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

4 Rendered to the Fund and Service Affiliates.

     Audit Committee Pre-Approval Policies and Procedures. Each Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of E&Y’s engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining E&Y’s independence. The Policy and services covered therein are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

     Auditor Independence. Each Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining E&Y’s independence.

     A representative of E&Y is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

Service Providers

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s investment adviser. Mellon Bank, N.A., Dreyfus’ parent, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as Custodian for the assets of each Fund. Mellon Bank, N.A., located at 85 Challenger Road, Ridgefield Park, New Jersey 07660, acts as each Fund’s Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

     To vote, please complete, date and sign the enclosed proxy card for each fund you own and mail it in the enclosed postage-paid envelope.

     Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone, and each Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by fax or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address and social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposals.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, “abstentions”), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining “votes cast” on an issue.

OTHER MATTERS

     No Fund’s Board is aware of any other matter which may come before the meeting. However, should any such matter with respect to one or more Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that stockholders wish to include in a Fund’s proxy statement for the Fund’s next Annual Meeting of Stockholders must be sent to and received by such Fund no later than December 13, 2004 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is March 10, 2005.

     Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, 200 Park Avenue, New York, New York 10166, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board of Directors.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the appropriate Fund, in care of Mellon Bank, N.A., c/o Proxy Services Corporation, 115 Amity Street, Jersey City, New Jersey 07304, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: April 20, 2004

EXHIBIT A
PART I

     Part I sets forth information regarding the Continuing Directors who are not Nominees for election at this meeting, Board and committee meetings and share ownership. Unless otherwise indicated, the information set forth herein applies to all Funds.

DMI, DCMI and DNYMI — Continuing Class I and Class III Directors with Terms Expiring in 2006 for Class I and 2005 for Class III

     The following table presents informatioin about the Continuing Directors of the Funds, including their principal occupations and other board memberships and affiliations. The address of each Continuing Director is 200 Park Avenue, New York, New York 10166. Each of the Fund’s Continuing Directors will continue to serve as a Director of the Funds after the meeting.

     The table below indicates the dollar range of each Continuing Director’s and Nominee’s ownership of shares of each Fund’s Common Stock and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2003.

				Aggregate Holding of
				Funds in the
	DMI	DCMI	DNYMI	Dreyfus Family of Funds
Name of Continuing	Common	Common	Common	for which Responsible
Director or Nominee	Stock	Stock	Stock	as a Board Member

Joseph S. DiMartino	None	None	None	Over $	100,000
George L. Perry	None	None	None	None
Whitney I. Gerard*	None	None	None	Over $	100,000
Arthur A. Hartman*	None	None	None	None
Lucy Wilson Benson	None	None	None	Over $	100,000
David W. Burke	None	None	None	Over $	100,000
Clifford L. Alexander, Jr.	None	None	None	Over $	100,000
* Nominee.

     As of December 31, 2003, none of the Nominees or Continuing Directors or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD OF EACH FUND

  Each Fund held six Board meetings and each Fund held four audit committee meetings, during the last fiscal year.
  • The Funds do not have a formal policy regarding Directors’ attendance at annual meetings of stockholders. Directors did not attend last year’s annual meeting.
  All Continuing Directors and Nominees attended at least 75% of all Board and committee meetings, as applicable, held in the last fiscal year.

     Compensation Table. The aggregate amount of compensation paid to each Continuing Director by each Fund for the fiscal year ended September 30, 2003 and by all funds in the Dreyfus Family of Funds for which such Continuing Director was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Director’s total compensation) for the year ended December 31, 2003, was as follows:

	Aggregate	Aggregate	Aggregate	Total Compensation from
Name of	Compensation from	Compensation from	Compensation from	the Funds and Fund Complex
Continuing Director	DMI*	DCMI*	DNYMI*	Paid to Continuing Director (**)

Joseph S. DiMartino	$1,563	$217	$185	$800,305 (191)
George L. Perry	$1,250	$172	$146	$98,000 (37)
David W. Burke	$1,250	$172	$146	$283,744 (83)
Lucy Wilson Benson	$1,250	$172	$146	$116,000 (39)
Clifford L. Alexander***	$783	$108	$91	$198,500 (65)

*Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,124, $810 and $1,948 for DMI, DCMI and DNYMI, respectively, for all Directors as a group.

**Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Board member serves.

***Mr. Alexander was elected a Board member of the fund effective January 1, 2003.

PART II

Part II sets forth information relevant to the officers of each Fund.

Name and Position			Principal Occupation and Business
with Funds (Since)		Age	Experience For Past Five Years

STEPHEN E. CANTER
President	(2000)	58	Chairman of the Board, Chief Executive Officer
			and Chief Operating Officer of Dreyfus, and an
			officer of 95 investment companies (comprised
			of 186 portfolios) managed by Dreyfus. Mr.
			Canter also is a Board Member and, where
			applicable, an Executive Committee Member of
			the other investment management subsidiaries
			of Mellon Financial Corporation, each of which
			is an affiliate of Dreyfus.
STEPHEN R. BYERS
Executive Vice President (2002)		50	Chief Investment Officer, Vice Chairman and
			a Director of Dreyfus, and an officer of 95
			investment companies (comprised of 186
			portfolios) managed by Dreyfus. Mr. Byers
			also is an Officer, Director or an Executive
			Committee Member of certain other invest-
			ment management subsidiaries of Mellon
			Financial Corporation, each of which is an
			affiliate of Dreyfus. Prior to joining Dreyfus,
			he served as an Executive Vice President –
			Capital Markets, Chief Financial Officer and
			Treasurer at Gruntal & Co., LLC.
MARK N. JACOBS
Vice President (2000)		57	Executive Vice President, General Counsel
			and Secretary of Dreyfus, and an officer of 96
			investment companies (comprised of 202
			portfolios) managed by Dreyfus.
JAMES	WINDELS
Treasurer (2001)		45	Director - Mutual Fund Accounting of
			Dreyfus, and an officer of 96 investment com-
			panies (comprised of 202 portfolios) managed
			by Dreyfus.
PAUL DISDIER
Executive Vice President (2000)		48	Director of Dreyfus Municipal Securities, and
Dreyfus California Municipal Income, Inc.			an officer of three investment companies (com-
			prised of three portfolios) managed by Dreyfus.
JOSEPH P. DARCY
Executive Vice President (2000)		47	Senior Portfolio Manager - Dreyfus Municipal
Dreyfus Municipal Income, Inc.			Securities, and an officer of one investment
			company (comprised of one portfolio) man-
			aged by Dreyfus.

Name and Position		Principal Occupation and Business
with Funds (Since)	Age	Experience For Past Five Years

MONICA S. WIEBOLDT
Executive Vice President (2000)	54	Senior Portfolio Manager - Dreyfus Municipal
Dreyfus New York Municipal Income, Inc.		Securities, and an officer of one investment
		company (comprised of one portfolio) man-
		aged by Dreyfus.
MICHAEL A. ROSENBERG
Secretary (2000)	44	Associate General Counsel of Dreyfus, and an
		officer of 93 investment companies (com-
		prised of 195 portfolios) managed by Dreyfus.
STEVEN F. NEWMAN
Assistant Secretary (2000)	54	Associate General Counsel and Assistant
		Secretary of Dreyfus, and an officer of 96
		investment companies (comprised of 202
		portfolios) managed by Dreyfus.
ROBERT R. MULLERY
Assistant Secretary (2000)	52	Associate General Counsel of Dreyfus, and an
		officer of 26 investment companies (com-
		prised of 59 portfolios) managed by Dreyfus.
JEFF PRUSNOFSKY
Assistant Secretary (2003)	38	Associate General Counsel of Dreyfus, and an
		officer of 24 investment companies (com-
		prised of 82 portfolios) managed by Dreyfus.
GREGORY S. GRUBER
Assistant Treasurer (2000)	44	Senior Accounting Manager - Municipal
		Bond Funds of Dreyfus, and an officer of 29
		investment companies (comprised of 58 port-
		folios) managed by Dreyfus.
KENNETH J. SANDGREN
Assistant Treasurer (2001)	49	Mutual Funds Tax Director of Dreyfus, and
		an officer of 96 investment companies (com-
		prised of 202 portfolios) managed by Dreyfus.

The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

PART III

     Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of March 19, 2004 by Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund’s outstanding shares.

     As of March 19, 2004 each Fund’s Directors and officers, as a group, owned less than 1% of the Fund’s outstanding shares. As of March 19, 2004 the following Directors and officers owned shares of common stock of the Funds as indicated below:

     To each Fund’s knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock of a Fund or the outstanding shares of APS on March 19, 2004. Cede & Co. held of record approximately 88%, 92% and 86% of the outstanding Common Stock of DMI, DCMI and DNYMI, respectively, and 100% of the outstanding shares of APS of DMI.

Section 16(a) Beneficial Ownership Reporting Compliances

     To each Fund’s knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock or APS complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended September 30, 2003. In making this disclosure, each Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the Securities and Exchange Commission.

EXHIBIT B

AUDIT COMMITTEE CHARTER
THE DREYFUS FAMILY OF FUNDS
(each, the “Fund”)

Audit Committee Membership and Qualifications

     The Audit Committee shall consist of at least three members appointed by the Fund’s Board of Directors/Trustees (the “Board”). The Board may replace members of the Audit Committee for any reason.

     No member of the Audit Committee shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member must otherwise be “independent” under the rules of the New York Stock Exchange (the “NYSE”), the American Stock Exchange (the “AMEX”) and the rules adopted under Section 301 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), as applicable.

     Each member of the Audit Committee must be able to read and understand financial statements (including the Fund’s balance sheet, income statement and cash flow statement) and otherwise be financially literate, as determined by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as determined by the Board in its business judgment.1 The Board also must annually determine whether any member of the Audit Committee is an “audit committee financial expert” (“ACFE”), within the meaning of the rules adopted and implemented under Section 407 of Sarbanes-Oxley. If the Board has determined that a member of the Audit Committee is an ACFE, it may presume that such member has accounting or related financial management expertise.2

Purposes of the Audit Committee

The purposes of the Audit Committee are to:

(a) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements; (b) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements, and (iii) the independent auditors’ qualifications, independence and performance; and (c) prepare an Audit Committee report as required by the Securities and Exchange Commission (the “SEC”) to be included in the Fund’s annual proxy statement.

Role and Responsibilities of the Audit Committee

     The function of the Audit Committee is oversight; it is Fund management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting and the independent auditors’ responsibility to plan and carry out a proper audit. Specifically, the Fund’s management is responsible for (a) preparation, presentation and integrity of the Fund’s financial statements, (b) maintenance of appropriate accounting and financial reporting principles and policies and (c) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter.

     Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are

1	In addition, for AMEX-listed funds, one member must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual’s financial sophistication, such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. No member of the Audit Committee of an AMEX-listed Fund may be an AMEX employee or an AMEX member who is active on its trading floor.

2	For AMEX-listed Funds, the Board also may presume that an ACFE is “financially sophisticated.”

not employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

     Each member of the Audit Committee shall be entitled to rely on the (i) integrity of those persons and organizations within and outside the Fund from which he or she receives information and (ii) accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board). In addition, the evaluation of the Fund’s financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Audit Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing the financial statements.

Duties and Responsibilities of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

(a) to have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; (b) to review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; (c) to establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for services described in (b) above; (d) to consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors; (e) to meet with the Fund’s independent auditors, including separate meetings as necessary, to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) review with the independent auditors any problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on their activities or access to requested information and any significant disagreements with Fund management; (iii) review all critical accounting policies and practices applied by the Fund in preparing its financial statements; (iv) discuss any accounting adjustments noted or proposed by the independent auditors that were “passed” as immaterial or otherwise; (v) any communications between the audit team and the independent auditing firm’s national office respecting auditing or accounting issues presented by the engagement; (vi) review any material written communications between the independent auditors and the Fund, including any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Fund, report or recommendation on internal controls, schedule of unadjusted differences, engagement letter and independence letter; and (vii) review the form of independent auditors’ report to the Board and Fund shareholders (for NYSE- and AMEX-listed funds, the form of the auditors’ report must be reviewed in advance of filing with the SEC); (f) to review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by Fund management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (iii) the effect of regulatory and accounting initiatives on the financial statements of the Fund; (g) to discuss: (i) the annual audited financial statements with management and the independent auditors, including management’s discussion of Fund performance (NYSE- and AMEX-listed Funds); (ii) for NYSE-listed Funds, semi-annual financial statements and any quarterly financial statements; and (iii) for NYSE-listed Funds, the type and presentation of information to be included in any earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), including any financial information and earnings guidance provided to analysts and rating agencies (which discussions may be general in nature, such as the types of information to be disclosed and the type of presentation to be made), provided that each earnings release or guidance need not be discussed in advance; (h) to at least annually, ensure receipt of a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Fund, consistent with Independent Standards Board Standard 1, in order to evaluate the independent auditors’ qualifications, performance and independence, including the review and evaluation of the lead partner of the independent auditors, so that the Audit Committee can actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, taking into account the opinions of Fund management and to further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself, and to present conclusions of the review to the Board; (i) to at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditing firm’s internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; (j) to set clear policies relating to the hiring by entities within the Fund’s investment company complex3 of employees or former employees of the independent auditors, in compliance with the requirements of Sarbanes-Oxley; (k) to establish procedures for the receipt, retention, and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Fund or the Fund’s investment adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters pertaining to the Fund; (l) to periodically meet separately with the Fund’s management and with the independent auditors; (m) to discuss with management, in a general manner, but not as a committee to assume responsibility for, the Fund’s processes with respect to risk assessment and risk management; (n) to report its activities regularly to the Board, including any issues that arise with respect to (i) the quality or integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal or regulatory requirements, or (iii) the performance and independence of the independent auditors (including the Audit Committee’s conclusions with respect to IV (h) above), and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; (o) to prepare and review with the Board an annual performance evaluation of the Audit Committee, conducted in such manner as the Committee deems appropriate, which evaluation must compare the performance of the Audit Committee with the requirements of this Charter; and (p) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

Operations of the Audit Committee

     The Audit Committee shall meet regularly, as frequently as circumstances dictate or as required by the NYSE or the AMEX (but no less frequently than annually), and is empowered to hold special meetings as circumstances require. The Audit Committee may request that non-members attend a meeting of the Audit Committee or meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and may act by written consent to the extent permitted by law and the Fund’s by-laws.

3 “Investment company complex” includes: (1) The Dreyfus Corporation (“Dreyfus”), (2) any entity controlling, controlled by or under common con trol with Dreyfus, if the entity is an investment adviser or sponsor or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor, and (3) any investment company, hedge fund or unregistered fund that has an investment adviser included in (1) or (2).

     The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Fund shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to (a) the independent auditors for preparing or issuing an audit report or performing other audit, review or attest services for the Fund or (b) any advisers employed by the Audit Committee. The Fund shall also provide appropriate funding for ordinary administrative expenses of the Audit Committee that are necessary and appropriate in carrying out its duties.

     The Audit Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. The Board also shall review and approve this Charter at least annually.

     The Audit Committee, in its discretion, may delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee, including the authority to pre-approve any audit or non-audit services to be performed for the Fund, the Fund’s investment adviser or any Adviser Affiliate by the independent auditors, provided any such approvals are presented to the Audit Committee at its next scheduled meeting.

Each Fund shall comply with the NYSE or AMEX certification requirements, if applicable.

Amended and Restated: March 2004

EXHIBIT C

NOMINATING COMMITTEE CHARTER AND PROCEDURES
THE DREYFUS FAMILY OF FUNDS
(each, the “Fund”)

Organization

     The Nominating Committee (the “Committee”) of each Fund shall be composed solely of Directors/Trustees (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

     In evaluating a person as a potential nominee to serve as a Director of the Fund (including any nominees recommended by shareholders as provided below), the Committee shall consider, among other factors it may deem relevant:

  the character and integrity of the person;
  whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;
  whether or not the person has any relationships that might impair his or her service on the Board;
  whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;
  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;
  whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund;
  the contribution which the person can make to the Board and the Fund, in conjunctions with the other Directors, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; and
  whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders.

     While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Nomination of Directors

     After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Review of Charter and Procedures

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Adopted: March 2004

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EXHIBIT D

Dreyfus California Municipal Income, Inc.
Dreyfus Municipal Income, Inc.
Dreyfus New York Municipal Income, Inc.

REPORT OF THE AUDIT COMMITTEE

November 19, 2003

The audit committee oversees the Funds’ financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Funds’ accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Funds including the auditor’s letter and the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with the Funds’ independent auditors the overall scope and plans for the audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Funds’ internal controls, and the overall quality of the Funds’ financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended September 30, 2003. The committee and the board also have approved the selection of Ernst & Young LLP as the Funds’ independent auditors.

George L. Perry, Audit Committee Chair
Clifford L. Alexander, Audit Committee Member
Lucy Wilson Benson, Audit Committee Member
David W. Burke, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member
Whitney I. Gerard, Audit Committee Member
Arthur A. Hartman, Audit Committee Member

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